Exhibit 99.1
Verde Clean Fuels, Inc. Announces New CEO and Engagement of Financial Advisor to Evaluate Strategic Alternatives

•George Burdette, current Chief Financial Officer, appointed Chief Executive Officer
•Roth Capital Partners retained as financial advisor to evaluate strategic alternatives, including potential merger or sale

HOUSTON – March 20, 2026 - Verde Clean Fuels, Inc. (NASDAQ: VGAS) (“Verde” or the “Company”) announced today the appointment of George Burdette as Chief Executive Officer (“CEO”) and engagement of Roth Capital Partners (“Roth”) as financial advisor to assist the Company in evaluating strategic alternatives. These announcements are part of the Company’s continued advancement of its previously announced restructuring and cost reduction initiatives. Mr. Burdette succeeds Ernie Miller who is stepping down from his role as CEO to pursue another opportunity. Mr. Miller will remain with the Company as a senior advisor. Mr. Burdette, who has served as the Company’s Chief Financial Officer (“CFO”) since October 2024, will also continue in that role.
“George has been deeply involved in the Company’s financial strategy and restructuring initiatives and brings strong financial and operational leadership. He is well positioned to lead Verde as we move into our next phase focused on capital-lite opportunities to deploy our STG+® technology. On behalf of the Company, I would also like to thank Ernie for his service and contributions,” said Ron Hulme, Chairman of the Company’s Board of Directors.
Mr. Burdette commented, “I am excited about the opportunity to lead Verde on executing our revised strategy focused on the most optimal path to deploy our technology while being extremely disciplined with our resources. Related to our revised strategy, we are moving forward with a structured process to evaluate strategic alternatives that may be available to us, including a potential sale or merger. I look forward to working closely with our Board and advisors on this process to execute efficiently and maximize shareholder value.”
Mr. Burdette is a proven senior executive with more than 20 years of experience in financial, corporate development, and commercial leadership. Mr. Burdette has successfully led global teams in both public and private equity companies and has executed more than $8 billion of complex mergers, acquisitions, divestitures, and financings. Prior to joining the Company, Mr. Burdette served as CFO of Arbor Renewable Gas, a private equity owned renewable fuels platform. Prior to Arbor, Mr. Burdette served as CFO of Itafos (TSX-V: IFOS), a publicly traded, global phosphate fertilizer producer (TSX-V: IFOS), where he was instrumental in shaping strategy to navigate through an extreme market downturn and reposition for success. Prior to Itafos, Mr. Burdette was head of project finance at First Solar (NASDAQ: FSLR), where he led numerous complex transactions, including the sale of 8point3 Energy Partners LP (NASDAQ: CAFD), a publicly traded joint venture yieldco. Prior to First Solar, Mr. Burdette held various finance, corporate development, and investment management roles in energy infrastructure and private equity.
The Company previously initiated a restructuring and cost optimization program designed to align its operating structure with its strategic priorities and significantly reduce operating expenses. As part of its ongoing effort to maximize shareholder value, the Company has retained Roth as financial advisor to evaluate strategic alternatives that may be available to the Company. These alternatives may include, among other options, a strategic partnership, merger, sale of the Company, asset sale, licensing arrangement, capital raise or other transactions involving the Company’s STG+® technology platform or assets.

There can be no assurance that this exploration of strategic alternatives will result in the Company entering or completing any transaction, and no timetable has been set for the conclusion of the strategic review. The Company has not entered into any binding agreement at this time and there can be no assurance that any transaction will occur. The Company does not intend to disclose developments related to this process unless and until it determines that further disclosure is appropriate or required.
About Verde Clean Fuels, Inc.
Verde owns an innovative and proprietary gas-to-liquids processing technology capable of converting low-value or stranded feedstocks into higher-value clean transportation fuels. Our synthesis gas (“syngas”)-to-gasoline plus (STG+®) process is designed to convert syngas, derived from a variety of feedstocks, including natural gas and biomass, into fully finished liquid fuels that require no additional refining. The STG+® technology is engineered for industrial-scale deployment and intended to be delivered in standardized modular units. Over $110 million has been invested in the development and demonstration of the STG+® technology since 2007, including the construction and operation of a demonstration plant that has completed over 10,000 hours of operation.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s expectations and any future financial performance, the Company’s strategy, future operations, financial position, prospects, plans, goals and objectives of management are forward-looking statements. The words “could,” “should,” “would,” “will,” “aim,” “may,” “focus,” “believe,” “anticipate,” ”intend,” “estimate,” “expect,” “advance,” ”project,” “plan,” “potential,” "goal,” “strategy,” “proposed,” “positions,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to: changes in general economic, financial, legal, regulatory, political, governmental and business conditions; changes in domestic and foreign markets and policies; the failure of the Company to deploy its technology; the failure of the Company to commercialize its technology for any reason; the failure of the Company to complete any transaction; the risks and uncertainties relating to the implementation of the Company’s strategy and the timing of any business milestone; and delays in acquisition, financing, construction and development of any potential project. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.
Contacts

Investor Relations:
Caldwell Bailey (ICR)
verdeIR@icrinc.com